Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11 Case No.

Northwest Airlines Corporation, et. al.	05-17930 (ALG)

Debtors	(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR THE PERIOD

FROM SEPTEMBER 14, 2005 (DATE OF FILING) TO OCTOBER 31, 2005

DEBTOR’S ADDRESS:	NORTHWEST AIRLINES CORPORATION
2700 LONE OAK PARKWAY
EAGAN, MN 55121-1534

DEBTOR’S ATTORNEY:	CADWALADER, WICKERSHAM & TAFT LLP
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281

(in thousands)
CONSOLIDATED DISBURSEMENTS FOR THE PERIOD:	$1,369,882

CONSOLIDATED OPERATING PROFIT (LOSS) FOR THE PERIOD:	$(136,367)

REPORT PREPARER:        NORTHWEST AIRLINES CORPORATION (DEBTOR-IN-POSSESSION)

The undersigned, having reviewed the attached report and being familiar with the Debtor’s financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: November 29, 2005	/s/ James G. Mathews
James G. Mathews
Vice President - Finance and Chief Accounting Officer
(principal accounting officer)
2700 Lone Oak Parkway
Eagan, Minnesota 55121-1534
(612) 726-2111

Indicate if this is an amended statement by checking here:    AMENDED STATEMENT  _________

NORTHWEST AIRLINES CORPORATION AND SUBSIDIARIES

(DEBTORS-IN-POSSESSION)

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Period Ended October 31, 2005*

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in millions)	Current Period	Case to Date

Operating Revenues
Passenger	$1,094	$1,094
Regional carrier revenues	194	194
Cargo	139	139
Other	139	139
Total operating revenues	1,566	1,566

Operating Expenses
Salaries, wages and benefits	414	414
Aircraft fuel and taxes	463	463
Selling and marketing	95	95
Aircraft maintenance materials and repairs	85	85
Other rentals and landing fees	78	78
Depreciation and amortization	66	66
Aircraft rentals	50	50
Regional carrier expenses	233	233
Other	218	218
Total operating expenses	1,702	1,702

Operating Income (Loss)	(136)	(136)

Other Income (Expense)
Interest expense, net	(58)	(58)
Investment income	10	10
Reorganization items, net	(158)	(158)
Other, net	(3)	(3)
Total other income (expense)	(209)	(209)

Income (Loss) Before Income Taxes	(345)	(345)

Income tax expense (benefit)	1	1

Net Income (Loss)	$(346)	$(346)

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

The accompanying notes are an integral part of these unaudited consolidated financial statements.  The above financial statements include the operating results of certain non-debtor entities.  Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

CONDENSED CONSOLIDATED BALANCE SHEETS

October 31
(Unaudited, in millions)	2005
Assets

Current Assets
Cash and cash equivalents	$1,164
Unrestricted short-term investments	465
Restricted cash, cash equivalents and short-term investments	571
Accounts receivable, net	628
Flight equipment spare parts, net	134
Prepaid expenses and other	475
Total current assets	3,437

Property and Equipment
Flight equipment, net	7,420
Other property and equipment, net	757
Total property and equipment	8,177

Flight Equipment Under Capital Leases, net	125

Other Assets
Intangible pension asset	671
International routes	634
Investments in affiliated companies	58
Other	949
Total other assets	2,312
Total Assets	$14,051

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Air traffic liability	$1,745
Accounts payable and other liabilities	1,012
Current maturities of long-term debt and capital lease obligations	15
Total current liabilities	2,772

Long-Term Debt	302

Deferred Credits and Other Liabilities
Long-term pension and postretirement health care benefits	78
Other	88
Total deferred credits and other liabilities	166

Liabilities Subject to Compromise	14,994

Preferred Redeemable Stock	281

Common Stockholders’ Equity (Deficit)
Common stock	1
Additional paid-in capital	1,484
Accumulated deficit	(3,402)
Accumulated other comprehensive income (loss)	(1,548)
Treasury stock	(999)
Total common stockholders’ equity (deficit)	(4,464)
Total Liabilities and Stockholders’ Equity (Deficit)	$14,051

The accompanying notes are an integral part of these unaudited consolidated financial statements.  The above financial statements include the operating results of certain non-debtor entities.  Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Period Ended October 31, 2005*

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)	Current Period	Case to Date

Cash Flows from Operating Activities
Net income (loss)	$(346)	$(346)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	66	66
Pension and other postretirement benefit contributions less than expense	69	69
Changes in certain assets and liabilities	470	470
Reorganization items	158	158
Other, net	(141)	(141)
Net cash provided by (used in) operating activities	276	276

Cash Flows from Reorganization Activities
Net cash provided by (used in) reorganization activities	1	1

Cash Flows from Investing Activities
Capital expenditures	(7)	(7)
Purchase of short-term investments	—	—
Proceeds from sales of short-term investments	49	49
Decrease (increase) in restricted cash, cash equivalents and short-term investments	(190)	(190)
Other, net	(1)	(1)
Net cash provided by (used in) investing activities	(149)	(149)

Cash Flows from Financing Activities
Proceeds from long-term debt	—	—
Payments of long-term debt and capital lease obligations	—	—
Other, net	—	—
Net cash provided by (used in) financing activities	—	—

Increase (Decrease) in Cash and Cash Equivalents	128	128

Cash and cash equivalents at beginning of period	1,036	1,036
Cash and cash equivalents at end of period	$1,164	$1,164

Cash and cash equivalents and unrestricted short-term investments at end of period	$1,629	$1,629

Supplemental Cash Flow Information:
Interest paid	$2	$2

Investing and Financing Activities Not Affecting Cash:
Manufacturer financing of aircraft, aircraft pre-delivery deposits and other non-cash transactions	$—	$—

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

The accompanying notes are an integral part of these unaudited consolidated financial statements.  The above financial statements include the operating results of certain non-debtor entities.  Please see consolidating financials in Schedules 1-3.

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The condensed consolidated financial statements of Northwest Airlines Corporation (“NWA Corp.”), a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc. (“Northwest”), include the accounts of NWA Corp. and all consolidated subsidiaries (collectively, the “Company”).  The condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes included in the Company’s Form 10-Q for the quarter ended September 30, 2005, and the Company’s audited consolidated financial statements, which are provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  The Company’s accounting and reporting policies are summarized in “Note 1 – Summary of Significant Accounting Policies” in the Annual Report on Form 10-K for 2004.

As discussed in Note 2, on September 14, 2005 (the “Petition Date”), Northwest Airlines Corporation and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Subsequently, on September 30, 2005, NWA Aircraft Finance, Inc., an indirect subsidiary of NWA Corp., also filed a voluntary petition for relief under Chapter 11.  The Bankruptcy Court is jointly administering these cases under the caption “In re Northwest Airlines Corporation, et al., Case No. 05-17930 (ALG)”.  Accordingly, the accompanying condensed consolidated financial statements have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization under the Bankruptcy Code (“SOP 90-7”), and on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of post-petition liabilities in the ordinary course of business.  In accordance with SOP 90-7, the financial statements for the periods presented distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the Company.

The Company maintains a Web site at http://www.nwa.com.  Annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, all amendments to those reports and other information about the Company are available free of charge through this Web site at http://ir.nwa.com as soon as reasonably practicable after those reports are electronically filed with or furnished to the SEC.  For information or questions concerning the Company’s Chapter 11 restructuring see: http://www.nwa-restructuring.com.

In the opinion of management, the interim financial statements reflect adjustments, consisting of normal recurring accruals, unless otherwise noted, which are necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods indicated.

The Company’s results of operations for interim periods are not necessarily indicative of the results for an entire year due to seasonal factors as well as competitive and general economic conditions.  The Company’s second and third quarter operating results have historically been more favorable due to increased leisure travel on domestic and international routes during the spring and summer months.

The Company believes that the material risks and uncertainties that could affect the outlook of an airline operating in the global economy include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to develop, confirm and consummate a plan of reorganization with respect to the Chapter 11 proceedings, risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to obtain and maintain normal terms with vendors and service providers, the Company’s ability to maintain contracts that are critical to its operations, the ability of the Company to realize assets and satisfy liabilities without substantial adjustments and/or changes in ownership, the potential adverse impact of the Chapter 11 proceedings on the Company’s liquidity or results of operations, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the aftermath of the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuation, inflation and other factors discussed herein.  Additional information with respect to these factors and these and other events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Note 2 – Voluntary Reorganization Under Chapter 11

On September 14, 2005, Northwest Airlines Corporation and 12 of its direct and indirect subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York.  Subsequently, on September 30, 2005, NWA Aircraft Finance, Inc., an indirect subsidiary of NWA Corp., also filed a voluntary petition for relief under Chapter 11.  The Bankruptcy Court is jointly administering these cases under the caption “In re Northwest Airlines Corporation, et al., Case No. 05-17930 (ALG)”.  The consolidated financial statements shown herein include certain subsidiaries that did not file to reorganize under Chapter 11.  The assets and liabilities of these subsidiaries are not considered material to the consolidated financial statements.

In order to exit Chapter 11 successfully, the Company must propose, and obtain confirmation by the Bankruptcy Court of, a plan of reorganization that satisfies the requirements of the Bankruptcy Code.  A plan of reorganization would resolve, among other things, the Debtors’ pre-petition obligations and set forth the revised capital structure of the newly reorganized entity.  The Debtors have the exclusive right for 120 days from the Petition Date to file a plan of reorganization and, if they do so, 60 additional days to obtain necessary acceptance of the plan.  These deadlines may be extended by the Bankruptcy Court.

The Company intends to use the provisions of Chapter 11 to reorganize its business on a sustainable basis.  The Chapter 11 process will allow the Company to realize three major goals essential to its transformation: first, a competitive cost structure, including both labor and non-labor costs; second, a more efficient business model that will allow the Company to continue to deliver superior choice and service to its customers; and third, a strengthened balance sheet with debt and equity levels consistent with long-term profitability.

As required by the Bankruptcy Code, the United States Trustee for the Southern District of New York appointed on September 30, 2005, an official committee of unsecured creditors (the “Creditors’ Committee”).  The Creditors’ Committee and its legal representatives have a right to be heard on all matters that come before the Bankruptcy Court concerning the reorganization.  There can be no assurance that the Creditors’ Committee will support the Company’s positions, or plan of reorganization.

With the exception of the Company’s non-debtor subsidiaries, the Company continues to operate the business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and applicable court orders.  In general, as debtor-in-possession, the Company is authorized under Chapter 11 to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.  In conjunction with the commencement of the Chapter 11 case, the Debtors sought and obtained several orders from the Bankruptcy Court that were intended to enable the Debtors to operate in the normal course of business during the Chapter 11 case.  The most significant of these orders (i) authorize the Company to honor pre-petition obligations to customers, (ii) authorize the Company to honor obligations to employees for pre-petition employee salaries, wages, and benefits and (iii) permit the Debtors to operate their consolidated cash management system during the Chapter 11 case in substantially the same manner as it was operated prior to the commencement of the Chapter 11 case.

The bankruptcy filing triggered defaults on substantially all the Company’s debt and lease obligations.  Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against a debtor, including most actions to collect pre-petition indebtedness or to exercise control over the property of a debtor’s estate.  Absent an order of the Bankruptcy Court, substantially all pre-petition liabilities are subject to settlement under the plan of reorganization.

The Debtors’ rights to possess and operate certain qualifying aircraft, aircraft engines and other aircraft-related equipment that are leased or subject to a security interest or conditional sale contract are governed by a particular provision of the Bankruptcy Code that limits the effect of the automatic stay.  Section 1110 of the Bankruptcy Code (“Section 1110”) provides that unless the Debtors take certain action within 60 days after the Petition Date or such later date as is agreed by the applicable lessor, secured party, or conditional vendor, the contractual rights of such financier to take possession of such equipment and to enforce any of its other rights or remedies under the applicable agreement are not limited or otherwise affected by the automatic stay or any other provision of the Bankruptcy Code.

Under Section 365 of the Bankruptcy Code, debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including leases of real property, aircraft and aircraft engines, subject to the approval of the Bankruptcy Court and other conditions.  In general, rejection of an unexpired lease or executory contract is treated as a pre-petition breach of the lease or contract in question.  Subject to certain exceptions, this rejection relieves debtors of performing their future obligations under that lease or contract but entitles the lessor or contract counterparty to a pre-petition general unsecured claim for damages caused by the deemed breach.

Counterparties to these rejected contracts or leases may file proofs of claim against the Debtors’ estate for such damages.  Due to the uncertain nature of many of the potential rejection and abandonment related claims, the Company is unable to project the magnitude of these claims with any degree of certainty at this time.

The Bankruptcy Code provides special treatment for collective bargaining agreements (“CBAs”).  In particular, Section 1113(c) of the Bankruptcy Code permits the Company to move to reject its CBAs if the Company first satisfies a number of statutorily prescribed substantive and procedural prerequisites and obtains the Bankruptcy Court’s approval of the rejection.  After bargaining in good faith and sharing relevant information with its unions, a debtor must make proposals to modify its existing CBAs based on the most complete and reliable information available at the time.  The proposed modifications must be necessary to permit the reorganization of a debtor and must provide that all the affected parties are treated fairly and equitably.  Ultimately, rejection of the CBAs is appropriate if the unions refuse to agree to a debtor’s necessary proposal “without good cause” and the Bankruptcy Court determines that the balance of the equities favors rejection.

On October 28, 2005, the Bankruptcy Court entered an order that restricts the trading of the common stock and debt interests in the Company.  The purpose of the order is to ensure that the Company does not lose the benefit of its net operating loss carryforwards (“NOLs”) for tax purposes.  Under federal and state income tax law, NOLs can be used to offset future taxable income, and thus are a valuable asset of the Debtors’ estate.  Certain trading in the Company’s stock (or debt when the Company is in bankruptcy) could adversely affect the Company’s ability to use the NOLs.  Thus, the Company obtained an order that enables it to closely monitor certain transfers of stock and claims and restrict those transfers that may compromise the Company’s ability to use its NOLs.

The Company received written notification on September 15, 2005, from NASDAQ that its common stock would be delisted in accordance with Marketplace Rules 4300, 4450(f) and IM-4300.  Effective with the opening of business on September 26, 2005, the Company’s common stock ceased trading on the NASDAQ stock market.  Once delisted, shares can still be traded in the “over-the-counter” market under the symbol NWACQ.PK.  However, the Company urges that appropriate caution be exercised with respect to existing and future investments in its common stock.  The Company currently believes that no value will be ascribed to the Company’s outstanding common stock and other equity securities in any plan of reorganization.

The New York Stock Exchange advised the Company on September 15, 2005 that trading in Northwest’s 10.5% Class D Pass Through Certificates, Series 2003-1 due April, 1, 2009, ticker symbol NWB RP09, as well as the 9 ½% Senior Quarterly Interest Bonds due August 15, 2039 (QUIBS), ticker symbol NWB, was suspended.

Note 3 – Reorganization Related Items

The condensed consolidated financial statements have been prepared in accordance with SOP 90-7 and on a going concern basis that contemplates continuity of operations, realization of assets and liquidation of post-petition liabilities in the ordinary course of business.  In accordance with SOP 90-7, the financial statements for the periods presented distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the Company.

Reorganization items recorded during the period ended October 31, 2005, largely consist of the write-off of debt and lease valuation adjustments and aircraft rejection charges.  Debt and lease valuation adjustments represent one time non-cash charges related to the write-off of issuance costs, discounts and premiums related to the Company’s debt and leases classified as subject to compromise.  Aircraft rejection charges are non-cash costs that include the estimated claims resulting from the Company’s rejection of certain aircraft leases and return of aircraft as part of the bankruptcy process.  Contract rejection charges are non-cash costs of the estimated claims resulting from the Company’s rejection of certain contract obligations, such as executory contracts and unexpired facility leases.  These claims remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, the determination as to the value of any collateral securing claims, proofs of claim or other events.

The following table shows the post-petition reorganization related expenses (income) the Company has recognized:

	September 14, 2005
	through
(in millions)	October 31, 2005	Case to Date
Debt and lease valuation adjustments	$144	$144
Aircraft rejection charges	13	13
Professional fees	2	2
Contract rejection charges	1	1
Interest income	(1)	(1)
Loss (gain) on claims	(1)	(1)
Total reorganization expenses, net	$158	$158

Note 4 – Liabilities Subject to Compromise

Liabilities subject to compromise refers to both secured and unsecured obligations that will be accounted for under a plan of reorganization, including claims incurred prior to the Petition Date.  They represent the estimated amount expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the

Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of any collateral securing claims, proofs of claim or other events.

The Debtors have endeavored to notify all of their known or potential creditors whose claims are subject to the Chapter 11 cases.  Subject to certain exceptions under the Bankruptcy Code, the Chapter 11 filings automatically stayed the continuation of any judicial or administrative proceedings or other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the time of filing on September 14, 2005.  The deadline for creditors to file proofs of claim with the Bankruptcy Court (the “Bar Date”) has not yet been determined.  A proof of claim arising from the rejection of an executory contract or an expired lease must be filed by the later of the Bar Date or thirty days from the effective date of the authorized rejection.

Differences between liability amounts the Company has estimated and future claims to be filed by its creditors will be examined by the Bankruptcy Court, which will make a final determination of the allowable claims.  The determination of how these liabilities will ultimately be treated will not be known until the Bankruptcy Court approves a plan of reorganization and the claims resolution process is complete, which may occur well after confirmation of a plan of reorganization.  The Company will continue to evaluate the amounts of these liabilities through the remainder of the Chapter 11 process.  To the extent that the Company identifies additional amounts subject to compromise, they will be recognized accordingly.  As a result, the amounts of liabilities subject to compromise are subject to change.

Subsequent to its Chapter 11 filing, the Company recorded post-petition interest expense on pre-petition obligations only to the extent it believes the interest will be paid during the bankruptcy proceeding or that it is probable that the interest will be an allowed claim.  Had the Company recorded interest expense based on its pre-petition contractual obligations, post-petition interest expense would have increased by $27.4 million during the period from September 14, 2005 through October 31, 2005.

At October 31, 2005, the Company had liabilities subject to compromise of $15.0 billion consisting of the following (in millions):

Debt, including accrued interest	$8,412
Pension, postretirement and other employee related expenses	4,363
Aircraft-related accruals and deferrals	864
Capital lease obligations, including accrued interest	368
Accounts payable and other liabilities	987
Total liabilities subject to compromise	$14,994

In addition to the $15.0 billion of liabilities subject to compromise itemized above, the Company’s $281 million of Preferred Redeemable Stock is also subject to compromise.  This preferred security is not presented as a liability on the Company’s Condensed Consolidated Balance Sheets due to its conversion features, as required by the provisions of SFAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.

Note 5 – Taxes and Insurance

All post-petition tax obligations have been fully paid to the proper taxing authorities when due for the current reporting period.  Additionally, all insurance premiums have been fully paid to the proper insurance company or broker when due during the current reporting period, and all insurance policies are in force as of October 31, 2005.

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Detail of Disbursements By Filing Debtor Entity

September 14, 2005 (date of filing) through September 30, 2005

(Unaudited, in thousands)

Debtor Name	Case Number	Disbursement Total	Notes

NWA Fuel Services Corporation	05-17925 (alg)	$11,719
Northwest Aerospace Training Corp.	05-17944 (alg)	—
Northwest Airlines Holdings Corporation	05-17938 (alg)	—
NWA Inc.	05-17940 (alg)	—
Northwest Airlines, Inc.	05-17933 (alg)	357,943	(1)
MLT Inc.	05-17948 (alg)	6,408
Northwest Airlines Corporation	05-17930 (alg)	—	(2)
NWA Retail Sales Inc.	05-17950 (alg)	6	(2)
Montana Enterprises, Inc.	05-17952 (alg)	—	(3)
NW Red Baron LLC	05-17953 (alg)	—	(3)
Northwest Airlines Cargo, Inc.	05-17949 (alg)	—	(3)
Aircraft Foreign Sales, Inc.	05-17955 (alg)	—	(3)
NWA Worldclub, Inc.	05-17956 (alg)	—	(3)
NWA Aircraft Finance, Inc.	05-19287 (alg)	—	(2)(4)
	Totals	$376,076

Detail of Disbursements By Filing Debtor Entity

Month Ended October 31, 2005

(Unaudited, in thousands)

Debtor Name	Case Number	Disbursement Total	Notes

NWA Fuel Services Corporation	05-17925 (alg)	$18,120
Northwest Aerospace Training Corp.	05-17944 (alg)	—
Northwest Airlines Holdings Corporation	05-17938 (alg)	—
NWA Inc.	05-17940 (alg)	—
Northwest Airlines, Inc.	05-17933 (alg)	954,969	(1)
MLT Inc.	05-17948 (alg)	20,664
Northwest Airlines Corporation	05-17930 (alg)	11	(2)
NWA Retail Sales Inc.	05-17950 (alg)	39	(2)
Montana Enterprises, Inc.	05-17952 (alg)	—	(3)
NW Red Baron LLC	05-17953 (alg)	—	(3)
Northwest Airlines Cargo, Inc.	05-17949 (alg)	—	(3)
Aircraft Foreign Sales, Inc.	05-17955 (alg)	—	(3)
NWA Worldclub, Inc.	05-17956 (alg)	—	(3)
NWA Aircraft Finance, Inc.	05-19287 (alg)	3	(2)(4)
	Totals	$993,806

Consolidated Disbursements for the Period:		$1,369,882

(1)           Excludes certain operating expenditures mainly at foreign stations and related primarily to customer travel.  In relation to the level of monthly disbursements, these are de minimis.  Inclusion of such amounts would not change the quarterly fee, as the amount excluding such activity for the associated debtor already exceeds the maximum threshold amount.

(2)           Company with irregular monthly disbursements.

(3)           Inactive company - no activity.

(4)           Company filed for bankruptcy on September 30, 2005

Schedule 1

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Period Ended October 31, 2005*

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

(Unaudited, in millions)	Total Debtor Companies Net of Eliminations	Total Non-Debtor Companies	Debtor to Non-Debtor Eliminations	Northwest Airlines Corporation Consolidated
Operating Revenues
Passenger	$1,094	$—	$—	$1,094
Regional carrier revenues	194	—	—	194
Cargo	139	—	—	139
Other	204	12	(77)	139
Total operating revenues	1,631	12	(77)	1,566

Operating Expenses
Salaries, wages and benefits	414	—	—	414
Aircraft fuel and taxes	463	—	—	463
Selling and marketing	95	—	—	95
Aircraft maintenance materials and repairs	85	—	—	85
Other rentals and landing fees	82	—	(4)	78
Depreciation and amortization	63	3	—	66
Aircraft rentals	74	—	(24)	50
Regional carrier expenses	233	—	—	233
Other	266	1	(49)	218
Total operating expenses	1,775	4	(77)	1,702

Operating Income (Loss)	(144)	8	—	(136)

Other Income (Expense)
Interest expense, net	(68)	(5)	15	(58)
Investment income	25	—	(15)	10
Reorganization items, net	(158)	—	—	(158)
Other, net	6	(7)	(2)	(3)
Total other income (expense)	(195)	(12)	(2)	(209)

Income (Loss) Before Income Taxes	(339)	(4)	(2)	(345)

Income tax expense (benefit)	2	—	(1)	1

Net Income (Loss)	$(341)	$(4)	$(1)	$(346)

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

Schedule 2

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

As of October 31, 2005

CONDENSED CONSOLIDATING BALANCE SHEETS

	Total Debtor			Northwest
	Companies	Total	Debtor to	Airlines
	Net of	Non-Debtor	Non-Debtor	Corporation
(Unaudited, in millions)	Eliminations	Companies	Eliminations	Consolidated
Assets

Current Assets
Cash and cash equivalents	$1,133	$31	$—	$1,164
Unrestricted short-term investments	465	—	—	465
Restricted cash, cash equivalents, and short-term investments	557	14	—	571
Accounts receivable, net	605	23	—	628
Flight equipment spare parts, net	134	—	—	134
Prepaid expenses and other	470	6	(1)	475
Total current assets	3,364	74	(1)	3,437

Property and Equipment
Flight equipment, net	7,119	301	—	7,420
Other property and equipment, net	733	24	—	757
Total property and equipment	7,852	325	—	8,177

Flight Equipment Under Capital Leases, net	123	2	—	125

Other Assets
Intangible pension asset	671	—	—	671
International routes	634	—	—	634
Investments in affiliated companies	543	—	(485)	58
Other	935	14	—	949
Total other assets	2,783	14	(485)	2,312
Total Assets	$14,122	$415	$(486)	$14,051

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Air traffic liability	$1,745	$—	$—	$1,745
Accounts payable and other liabilities	982	31	(1)	1,012
Short-term due to affiliates	(3)	3	—	—
Current maturities of long-term debt and capital lease obligations	—	15	—	15
Total current liabilities	2,724	49	(1)	2,772

Long-Term Debt	—	302	—	302

Deferred Credits and Other Liabilities
Long-term pension and postretirement health care benefits	78	—	—	78
Other	69	3	16	88
Total deferred credits and other liabilities	147	3	16	166

Liabilities Subject to Compromise	15,434	(416)	(24)	14,994

Preferred Redeemable Stock	281	—	—	281

Common Stockholders’ Equity (Deficit)
Common stock	1	17	(17)	1
Additional paid-in capital	1,484	101	(101)	1,484
Accumulated deficit	(3,402)	378	(378)	(3,402)
Accumulated other comprehensive income (loss)	(1,548)	(3)	3	(1,548)
Treasury stock	(999)	(16)	16	(999)
Total common stockholders’ equity (deficit)	(4,464)	477	(477)	(4,464)
Total Liabilities and Stockholders’ Equity (Deficit)	$14,122	$415	$(486)	$14,051

Schedule 3

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Period Ended October 31, 2005*

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

(Unaudited, in millions except per share amounts)	Total Debtor Companies Net of Eliminations	Total Non-Debtor Companies	Debtor to Non-Debtor Eliminations	Northwest Airlines Corporation Consolidated
Cash Flows from Operating Activities
Net income (loss)	$(341)	$(4)	$(1)	$(346)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	63	3	—	66
Pension and other postretirement benefit contributions less than expense	69	—	—	69
Changes in certain assets and liabilities	467	3	—	470
Reorganization items	158	—	—	158
Other, net	(136)	(6)	1	(141)
Net cash provided by (used in) operating activities	280	(4)	—	276

Cash Flows from Reorganization Activities
Net cash provided by (used in) reorganization activities	1	—	—	1

Cash Flows from Investing Activities
Capital expenditures	(7)	—	—	(7)
Purchase of short-term investments	—	—	—	—
Proceeds from sales of short-term investments	49	—	—	49
Decrease (increase) in restricted cash, cash equivalents and short-term investments	(190)	—	—	(190)
Other, net	(1)	—	—	(1)
Net cash provided by (used in) investing activities	(149)	—	—	(149)

Cash Flows from Financing Activities
Proceeds from long-term debt	—	—	—	—
Payments of long-term debt and capital lease obligations	—	—	—	—
Other, net	—	—	—	—
Net cash provided by (used in) financing activities	—	—	—	—

Increase (Decrease) in Cash and Cash Equivalents	132	(4)	—	128

Cash and cash equivalents at beginning of period	1,001	35	—	1,036
Cash and cash equivalents at end of period	$1,133	$31	$—	$1,164

Cash and cash equivalents and unrestricted short-term investments at end of period	$1,598	$31	$—	$1,629

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

Schedule 4

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Schedule of Payments to Ordinary Course Professionals

Period Ended October 31, 2005*

	Balance on				Amount Paid to	Amount Paid to
	Retainer as of September 14,	Amount Billed through		Balance on Retainer as of	Firm September 14, 2005 through	Firm October 1, 2005 through	Amount Paid to Firm
Ordinary Course Professional	2005	October 31, 2005		October 31, 2005	September 30, 2005	October 31, 2005	Case to Date
Anagnostopoulos, Bazinas, Fifis	$—	$—		$—	$—	$—	$—
ApplEcon, LLC	150,000	136,000	(1)	150,000	—	—	—
Baker & Hostetler LLP	5,000	—		5,000	—	—	—
Baker & McKenzie	—	2,538		—	—	—	—
Baker Botts	—	4,971		—	—	—	—
Baker, Donelson, Bearman, Caldwell & Berkowitz	—	29,947		—	—	27,600	27,600
Barger & Wolen LLP	—	—		—	—	—	—
Barnes & Thornburg	—	—		—	—	—	—
Bersenas Jacobsen Chouest Thomson Blackburn LLP	—	—		—	—	—	—
Bingham McCutchen LLP	—	1,586		—	—	—	—
Blank Rome LLP	—	—		—	—	—	—
Brief, Justice, Carmen & Kleiman LLP	—	2,970		—	—	—	—
Briggs & Morgan	104,849	162,000	(1)	104,849	—	—	—
Bryan Cave Strategies	—	38,507		—	—	13,333	13,333
Buchman Law Firm, LLP	—	1,054		—	—	—	—
Capitol Tax Partners	—	23,000		—	—	8,000	8,000
Cathy Abernathy Consultants	—	23,055		—	—	8,000	8,000
Cauthen Forbes & Williams	—	7,667		—	—	2,667	2,667
Clark & Company	—	2,405		—	—	—	—
Condon & Forsyth LLP	—	—		—	—	—	—
Crowell & Moring	—	—		—	—	—	—
D L Rothberg & Associates, PC	—	—		—	—	—	—
Daugherty, Fowler, Peregrin & Haught	—	4,761		—	—	—	—
Davis, Wright, Tremaine LLP	—	—		—	—	—	—
Dechert LLP	—	—		—	—	—	—
Deloitte & Touche	—	157,000	(1)	—	—	—	—
Dickinson, Wright PLLC	62,283	1,113		62,283	—	—	—
Drinker Biddle	—	—		—	—	—	—
Ducharme, McMillen & Associates	—	—		—	—	—	—
Dudley Topper	—	44		—	—	—	—
Econ One	40,000	75,000		40,000	—	—	—
Eric Johnson	—	6,133		—	—	6,133	6,133
Farris, Mathews, Branan, Bobango, Hellen & Dunlap PLC	—	—		—	—	—	—
Fasken, Martineau, DuMoulin LLP	—	1,000		—	—	—	—
Fisher & Phillips LLP	—	—		—	—	—	—
Foley Hoag LLP	—	3,108		—	—	—	—
Ford & Harrison	—	—		—	—	—	—
Fredrikson & Byron	—	3,547		—	—	—	—
Fried, Frank, Harris, Shriver & Jacobson	—	—		—	—	—	—
Friedman, Suder & Cooke	—	4,500		—	—	—	—
Fritz Haberman	—	—		—	—	—	—
Goldfarb & Lipman	—	1,390		—	—	—	—
Grant Thornton	—	—		—	—	—	—
Greenberg Traurig, LLP	—	—		—	—	—	—
Halleland, Lewis, Nilan, Sipkins and Johnson	30,153	30,000		30,153	—	—	—
Honigman, Miller, Schwartz & Cohn	—	10,828		—	—	—	—
Hughes, Hubbard & Reed LLP	—	—		—	—	—	—
ITA, LLC	—	—		—	—	—	—
Jackson & Kelly PLLC	—	1,388		—	—	—	—
Jackson, Lewis LLP	—	—		—	—	—	—
Jacob & Weingarten	—	500		—	—	—	—
Jenkens & Gilchrist	—	—		—	—	—	—
Jenner & Block LLP	20,000	—		20,000	—	—	—
Kaufman & Canoles	—	—		—	—	—	—
Kenney & Markowitz	—	—		—	—	—	—
Kiesewetter, Wise, Kaplan,
Schwimmer & Prather, PLC	—	78		—	—	—	—
Kilpatrick Stockton LLP	—	4,661		—	—	—	—
King & Spalding	20,120	103,858	(1)	20,120	—	—	—
Kirkland & Ellis LLP	—	10,000		—	—	—	—

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

(1)           Amounts in excess of the Court ordered average $50,000 per month fee cap shall be subject to the prior approval of the Court in accordance with sections 330 and 331 of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, orders of this Court, and the Fee Guidelines promulgated by the Executive Office of the United States Trustee.

Schedule 4

Northwest Airlines Corporation and Subsidiaries

(Debtors-in-Possession)

Schedule of Payments to Ordinary Course Professionals

Period Ended October 31, 2005*

	Balance on				Amount Paid to	Amount Paid to
	Retainer as of September 14,	Amount Billed through		Balance on Retainer as of	Firm September 14, 2005 through	Firm October 1, 2005 through	Amount Paid to Firm
Ordinary Course Professional	2005	October 31, 2005		October 31, 2005	September 30, 2005	October 31, 2005	Case to Date
Larson Allen	—	25,000		—	—	—	—
LECG LLC	81,394	215,825	(1)	81,394	—	—	—
Leonard, Street and Deinard	—	1,429		—	—	—	—
Loyens & Loeff	—	2,000		—	—	—	—
Marr Hipp Jones & Wang, LLLP	—	505		—	—	—	—
Maxwell & Milder	—	15,333		—	—	5,333	5,333
McKool Smith	—	—		—	—	—	—
Miller, Canfield, Paddock & Stone	—	2,310		—	—	—	—
Morrison, Cohen, Singer & Weinstein	—	1,262		—	—	—	—
Muchmore Harrington Smalley & Associates	—	—		—	—	—	—
Nagashima Ohno & Tsunematsu	—	35,000		—	—	—	—
Nielsen, Merksamer, Parrinello, Mueller & Naylor LLP	—	—		—	—	—	—
Nixon Peabody LLP	—	—		—	—	—	—
Nutter, McClennen & Fish	—	718		—	—	—	—
Ogletree, Deakins, Nash, Smoak & Stewart PC	—	4,019		—	—	98	98
O’Keefe Lyons & Hynes, LLC	—	—		—	—	—	—
O’Melveny & Myers LLP	75,000	—		75,000	—	—	—
Orrick, Herrington & Sutcliffe, LLP	—	—		—	—	—	—
Osborn Maledon, P.A.	—	—		—	—	—	—
Perkins Coie	15,000	—		15,000	—	—	—
Piper Rudnick LLP	—	11,649		—	—	—	—
Preston, Gates & Ellis	—	—		—	—	—	—
PriceWaterhouseCoopers	—	—		—	—	—	—
Proskauer Rose LLP	—	5,220		—	—	—	—
Quarles & Brady LLP	—	4,676		—	—	—	—
Quisumbing, Torres & Evangelista	—	—		—	—	—	—
Richard, Layton & Finger	—	—		—	—	—	—
Robert Brodin	—	—		—	—	—	—
Roberta Herbst	—	7,115		—	—	5,067	5,067
Ryan & Company	—	—		—	—	—	—
Sherman & Howard L.L.C.	—	430		—	—	—	—
Shook, Hardy & Bacon LLP	—	—		—	—	—	—
Shumaker and Sieffert	—	—		—	—	—	—
Sidley, Austin, Brown & Wood LLP	—	—		—	—	—	—
Siegel Moses & Schoenstadt	—	—		—	—	—	—
Smith & Williams	—	—		—	—	—	—
Steptoe & Johnson	—	—		—	—	—	—
Stinson, Morrison Hecker	—	—		—	—	—	—
Strategic Federal Affairs	—	5,000		—	—	—	—
Sullivan & Baldick	—	34,728		—	—	—	—
Sullivan & Cromwell	—	—		—	—	—	—
Sunrise Research	2,000	—		2,000	—	—	—
Susman Godfrey	153,251	4,657		153,251	—	—	—
The Capitol Group LLC	—	2,000		—	—	—	—
Torkildson, Katz, Fonseca, Jaffe, Moore and Hetherington	—	—		—	—	—	—
Troutman Sanders LLP	19,032	—		19,032	—	—	—
Ushijima, Teramae & Wade Law Firm	—	—		—	—	—	—
Vaughan & Murphy	—	—		—	—	—	—
Venable LLP	—	879		—	—	—	—
Vercruysse, Murray & Calzone	—	2,475		—	—	—	—
Vertex Tax Technology Enterprise	—	3,500		—	—	—	—
Ward & Olivo	—	120,000	(1)	—	—	—	—
White & Case	—	—		—	—	—	—
Wiley Rein & Fielding LLP	3,519	—		3,519	—	—	—
Winterbauer & Diamond PLLC	—	1,358		—	—	—	—
Yoshie Ogawa	—	21,919		—	—	21,919	21,919
Zuckert, Scoutt & Rasenberger LLP	—	—		—	—	—	—
Total	$781,601	$1,383,616		$781,601	$—	$98,150	$98,150

* The current reporting period covers September 14, 2005 (date of filing) through October 31, 2005.

(1)           Amounts in excess of the Court ordered average $50,000 per month fee cap shall be subject to the prior approval of the Court in accordance with sections 330 and 331 of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Bankruptcy Rules for the Southern District of New York, orders of this Court, and the Fee Guidelines promulgated by the Executive Office of the United States Trustee.